Exhibit 10.1

IN THE CIRCUIT COURT IN AND FOR COLLIER COUNTY, FLORIDA

A.A.D.A, INC., et. al.

Plaintiff,	CIRCUIT CIVIL DIVISION

V.	CASE NUMBER: 11-2023-CA-000243-000I-XX

MCA NAPLES, LLC, A TENNESSEE LIMITED LIABILITY COMPANY; JAMES WALESA; JOHN DOE AND ALL OTHERS IN POSSESSION, and MCA NAPLES OPERATING COMPANY, LLC,
A TENNESSEE LIMITED LIABILITY COMPANY

                 Defendants.

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FINAL JUDGMENT OF FORECLOSURE

TIDS ACTION was heard before the Court on January 30, 2024 via Zoom hearing on Plaintiff’s Motion for Final Judgment of Foreclosure of Mortgage Non-Homestead Property, Docket Number 62. On the evidence presented, IT IS ORDERED AND ADJUDGED that:

The Plaintiff’s Motion for Final Judgment of Foreclosure is GRANTED against defendants MCA NAPLES, LLC, A TENNESSEE LIMITED LIABILITY COMPANY, JAMES WALESA, and JOHN DOE AND ALL OTHERS IN POSSESSION.

1.	Amounts Due: There is due and owing to the Plaintiff the following:

Principal due on the note secured by the mortgage foreclosed:	$4,550,000.00
Default Interest 9/1/22 to 1/30/24 (516 days)	$1,608,083.04
Unpaid Late Charges	$11,318.13
4/11/22 NSF Payment Charge	$2,886.88
8/10/22 NSF Payment Charge	$2,886.88
9/12/22 NSF Payment Charge	$2,886.88
10/13/22 NSF Payment Charge	$2,886.88
1/14/23 Certified Mail	$4.78
Demand Fee	$50.00
Wire Transfer Fee	$15.00
Recording Fee	$206.50
Attorney’s Fees	$25,635.00
Costs	$3,398.68
(Less Trust Account Balance	$32,395.37)
TOTAL	$6,177,863.28

2.	Interest. The grand total amount referenced in Paragraph 1 must bear interest from this date forward at the rate of 9.09% per annum, pursuant to the current judgment interest rates as the prevailing legal rate of interest.

3.	Lien on Property. Plaintiff, whose address is c/o 7400 SW 57th Court, Suite 202, South Miami, FL 33143, holds a lien for the grand total sum specified in Paragraph 1 herein. The lien of the plaintiff is superior in dignity to any right, title, interest or claim of the defendants and all persons, corporations, or other entities claiming by, through, or under the defendants or any of them and the property will be sold free and clear of all claims of the defendants. The plaintiff’s lien encumbers the subject property located in Collier County, Florida and described as:

PARCEL 1:

A FEE INTEREST IN A PORTION OF LOTS 13, 14, AND 15, NAPLES IMPROVEMENT CO’S LITTLE FARMS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE SOUTHWEST CORNER OF LOT 12, NAPLES IMPROVEMENT CO’S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA, RUN N. 89 DEGREES 26’ 51” E., ALONG THE SOUTH LINE OF SAID LOT 12, FOR 20.00 FEET TO A POINT ON THE EAST RIGHT OF WAY LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 00 DEGREES 39’ 49” W., PARALLEL WITH THE WEST LINE OF SAID LOT 12 FOR 10.00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 00 DEGREES 39’ 49” W., FOR 580.00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE CONTINUE N. 00 DEGREES 39’ 49” W., FOR 420.00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 89 DEGREES 20’ 11” E., FOR 196.54 FEET; THENCE RUN S. 30 DEGREES 28’ 42” E., FOR 396.02 FEET; THENCE RUNS. 59 DEGREES 31’ 18” W., FOR 153.66 FEET; THENCE RUNS. 89 DEGREES 20’ 11” W. FOR 260.12 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

AN EASEMENT INTEREST IN AP ARCEL OF LAND LYING IN AND BEING PARTS OF LOTS 12 AND 13, NAPLES IMPROVEMENT CO’S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF LOT 12, NAPLES IMPROVEMENT CO’S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA; THENCE RUN ALONG THE SOUTH LINE OF SAID LOT 12, NORTH 89 DEGREES 26’ 51” EAST, 20.00 FEET; THENCE ALONG A LINE LYING 20.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF LOTS 12 AND 13 OF SAID NAPLES IMPROVEMENT CO’S LITTLE FARMS, NORTH 00 DEGREES 39’ 49” WEST, 10.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND; THENCE CONTINUE NORTH 00 DEGREES 39’ 49” EAST 580.00 FEET; THENCE SOUTH 89 DEGREES 20’ 11” WEST FOR 55.00 FEET TO THE POINT OF BEGINNING.

(BEARINGS ARE BASED ON THE WEST LINE OF LOT 12, NAPLES IMPROVEMENT CO’S LITTLE FARMS AS BEING NORTH 00 DEGREES 39’ 49”WEST.)

PARCEL 3:

TOGETHER WITH EASEMENT AS SET FORTH IN DRAINAGE EASEMENT RECORDED IN OFFICIAL RECORDS BOOK 2213, PAGE 1291, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA.

NK/A: 2626 GOODLETTE-FRANK RD, NAPLES, FL 34105

4.	Sale of Property. If the grand total amount with interest at the rate described in Paragraph 2 and all costs accrued subsequent to this judgment are not paid, the Clerk of the Court shall sell the subject property at public sale on April 4, 2024 at 11 A.M., to the highest bidder for cash, except as prescribed in Paragraph 6, in the lobby on the 3rd Floor of the Courthouse Annex in the Collier County Courthouse, 3315 Tamiami Trail East, Naples, FL 34112-5324, in accordance with Chapter 45 Florida Statutes, after having first given notice as required by Section 45.031, Florida Statutes. The Clerk shall not conduct the sale in the absence of the plaintiff or its representative. There shall be no allowable cancellations of sale.

5.	Costs. Plaintiff shall advance all subsequent costs of this action and shall be reimbursed for them by the Clerk if plaintiff is not the purchaser of the property for sale. If plaintiff is the purchaser, the Clerk shall credit plaintiff’s bid with the total sum with interest and costs accruing subsequent to this judgment, or such part of it, as is necessary to pay the bid in full. The Clerk shall receive the service charge imposed in Section 45.031, Florida Statutes, for services in making, recording, and certifying the sale and title that shall be assessed as costs.

6.	Right of Redemption. On filing of the Certificate of Sale, defendant’s right of redemption as proscribed by Florida Statutes, Section 45.0315 shall be terminated.

7.	Distribution of Proceeds. On filing the Certificate of Title, the Clerk shall distribute the proceeds of the sale, so far as they are sufficient, by paying: first, all of the plaintiff’s costs; second, documentary stamps affixed to the Certificate; third, plaintiff’s attorneys’ fees; fourth, the total sum due to the plaintiff, less the items paid, plus interest at the rate prescribed in paragraph 2 from this date to the date of the sale. During the sixty (60) days after the Clerk issues the certificate of disbursements, the Clerk shall hold the surplus pending further Order of this Court.

8.	Right of Possession. Upon filing of the Certificate of Title, defendants and all persons claiming under or against defendants since the filing of the Notice of Lis Pendens shall be foreclosed of all estate or claim in the property and the purchaser at sale shall be let into possession of the property, subject to the provisions of the “Protecting Tenant At Foreclosure Act of 2009.” A Writ of Possession shall be issued upon Order of the Court.

9.	Attorney Fees. The Court finds, based upon the affidavits presented and upon inquiry of counsel for the plaintiff that 43.4 hours have been reasonably expended by Daniel J. Mendez, 4.9 hours have been reasonably expended by Sergio L. Mendez, and 7.1 hours have been reasonable expended by the Paralegal in this cause and is appropriate. PLAINTIFF’S COUNSEL REPRESENTS THAT THE ATTORNEY FEE AWARDED DOES NOT EXCEED ITS CONTRACT FEE WITH THE PLAINTIFF. The Court finds that there are no reduction or enhancement factors for consideration by the Court pursuant to Florida Patient’s Compensation Fund v. Rowe, 472 So.2d 1145 (Fla. 1985).

10.	NOTICE PURSUANT TO AMENDMENT TO SECTION, 45.031, FLA. ST. {2006)

IF TIDS PROPERTY IS SOLD AT PUBLIC AUCTION, THERE MAY BE ADDITIONAL MONEY FROM THE SALE AFTER PAYMENT OF PERSONS WHO ARE ENTITLED TO BE PAID FROM THE SALE PROCEEDS PURSUANT TO TIDS FINAL JUDGMENT.

IF YOU ARE A SUBORDINATE LIENHOLDER CLAIMING A RIGHT TO FUNDS REMAINING AFTER THE SALE, YOU MUST FILE A CLAIM WITH THE CLERK NO LATER THAN 60 DAYS AFTER THE SALE. IF YOU FAIL TO FILE A CLAIM, YOU WILL NOT BE ENTITLED TO ANY REMAINING FUNDS.

IF YOU ARE THE PROPERTY OWNER, YOU MAY CLAIM THESE FUNDS YOURSELF. YOU ARE NOT REQUIRED TO HAVE A LAWYER OR ANY OTHER REPSENTATION AND YOU DO NOT HAVE TO ASSIGN YOUR RIGHTS TO ANYONE ELSE IN ORDER FOR YOU TO CLAIM ANY MONEY TO WHICH YOU ARE ENTITLED. PLEASE CHECK WITH THE CLERK OF THE COURT, COLLIER COUNTY COURTHOUSE, 3315 TAMIAMI TRAIL EAST, STE.102 NAPLES, FL 34112-5324, WITHIN TEN (10) DAYS AFTER THE SALE TO SEE IF THERE IS ADDITIONAL MONEY FROM THE FORECLOSURE SALE THAT THE CLERK HAS IN THE REGISTRY OF THE COURT.

IF YOU DECIDED TO SELL YOUR HOME OR HIRE SOMEONE TO HELP YOU CLAIM THE ADDITIONAL MONEY, YOU SHOULD READ VERY CARFULLY ALL PAPERS YOU ARE REQUIRED TO SIGN, ASK SOMEONE ELSE, PREFERABLY AN ATTORNEY WHO IS NOT RELATED TO THE PERSON OFFERING TO HELP YOU, TO MAKE SURE THAT YOU UNDERSTAND WHAT YOU ARE SIGNING AND THAT YOU ARE OT TRANSFERRING YOUR PROEPRTY OF THE EQUITY IN YOUR PROPERTY WITHOUT THE PROPER INFORMATION. IF YOU CANNOT AFFORD TO PAY FOR AN ATTORNEY, YOU MAY CONTACT LEGAL SERVICES OF COLLIER COUNTY, (239) 775- 4555, TO SEE IF YOU QUALIFY FINANCIALLY FOR THEIR SERVICES. IF THEY CANNOT ASSIST YOU, THEY MAY BE ABLE TO REFER YOU TO A LOCAL BAR REFERRAL AGENCY OR SUGGEST OTHER OPTIONS. IF YOU CHOOSE TO CONTACT LEGAL SERVICES OF GREATER COLLIER COUNTY FOR ASSISTANCE, YOU SHOULD DO SO AS SOON AS POSSIBLE AFTER RECEIPT OF TIDS NOTICE.

11.	Jurisdiction. The Court retains jurisdiction of this action to enter further orders that are proper, including, without limitation, writs of possession and deficiency judgments.

Electronic Service List

Daniel Joseph Mendez <daniel@mendezandmendezlaw.com>

Daniel Joseph Mendez <service@mendezandmendezlaw.com>

Michael D. Randolph <michael.randolph@gray-robinson.com>

Michael D. Randolph <nadine.diamond@gray-robinson.com>